UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Germay Drive, Unit 4 #1029

Wilmington, DE 19804

(Address of principal executive offices, including zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 23, 2026, SmartKem, Inc., Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Meeting”) to consider and vote on eleven proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated May 18, 2026 and first mailed to stockholders of the Company on or about May 18, 2026 (the “Proxy Statement”). At the close of business on May 11, 2026, the record date for the determination of stockholders entitled to vote at the Meeting, there were 21,446,213 shares of common stock, each share entitled to one vote, constituting all of the outstanding voting securities of the Company. At the Meeting, the holders of 14,391,656 shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. The final voting results for each of the matters submitted to a Company stockholder vote at the Meeting are set forth below. Capitalized terms used and not otherwise defined herein have the meanings given in the Proxy Statement.

PROPOSAL ONE: Election of Director Nominees to serve as Class II Directors for a three-year term expiring at the annual meeting of stockholders in 2029;

1a. KLAAS DE BOER

FOR:	ABSTAIN	BROKER NON-VOTES:
11,511,577	41,600	2,838,479

1b. SRIRAM PERUVEMBA

FOR:	ABSTAIN	BROKER NON-VOTES:
11,491,588	61,589	2,838,479

PROPOSAL TWO: to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers;

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,499,529	49,241	4,407	2,838,479

PROPOSAL THREE: to approve, on an advisory basis, the frequency at which future stockholders advisory votes on executive compensation should occur;

1 YEAR:	2 YEARS:	3 YEARS	ABSTAIN:
11,498,822	22,095	20,129	12,131

•        Broker Non-Votes: 2,838,479

PROPOSAL FOUR: to ratify the appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

FOR:	AGAINST:	ABSTAIN
14,281,907	109,055	694

PROPOSAL FIVE: to approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares;

FOR:	AGAINST:	ABSTAIN
13,328,336	1,033,263	30,057

PROPOSAL SIX: to approve an amendment to our 2021 Equity Incentive Plan to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits);

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,493,630	58,320	1,227	2,838,479

PROPOSAL SEVEN: to approve up to two amendments to our Amended and Restated Certificate of Incorporation to grant discretionary authority to our Board of Directors to effect up to two reverse stock splits;

FOR:	AGAINST:	ABSTAIN
14,104,710	244,767	42,179

PROPOSAL EIGHT: to approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit;

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,496,232	55,343	1,602	2,838,479

PROPOSAL NINE: to approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants;

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,478,695	72,638	1,844	2,838,479

PROPOSAL TEN: to approve an amendment to our Amended and Restated Certificate of Incorporation to permit our stockholders to take action by written consent in lieu of a meeting;

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,494,602	57,405	1,170	2,838,479

PROPOSAL ELEVEN: to approve an amendment to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation;

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
11,458,369	93,308	1,500	2,838,479

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: June 26, 2026	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer